                                                                   Exhibit 10.18


                                 MERCATA, INC.

                    AMENDED AND RESTATED CO-SALE AGREEMENT


     This Amended and Restated Co-Sale Agreement (the "Agreement") is made and entered into as of this lst day of March, 2000, by and among Mercata, Inc., a Delaware corporation (the "Company"), each of the persons and entities listed on Exhibit A hereto (the "Investors"), and Vulcan Ventures Incorporated (referred to herein as the "Founder").

                                   Recitals

     Whereas, the Founder is the beneficial owner of an aggregate of one million (1,000,000) shares of Common Stock of the Company, fourteen million (14,000,000) shares of Series A Preferred Stock of the Company, one million eight hundred eighty-eight thousand (1,888,000) shares of Series B Preferred Stock of the Company and three million three hundred sixty-three thousand (3,363,000) shares of Series C Preferred Stock of the Company;

     Whereas, the Company, the Founder and the Investors that have entered into that certain Co-Sale Agreement, dated as of September 30, 1999, as amended (the "Prior Co-Sale Agreement"), and desire to amend and restate such agreement with the terms and conditions of this agreement;

     Whereas, Investors are purchasing shares of the Company's Series C Preferred Stock (the "Series C Preferred Stock") pursuant to that certain Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith;

     Whereas, such Investors were induced by the Company to purchase the Series C Preferred Stock in part by the Company's and the Founder's agreement to enter into this Agreement; and

     Whereas, the parties desire to enter into this Agreement in order to grant rights of co-sale to each Investor.

     Now, Therefore, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

     1.   Definitions.

          (a) "Co-Sale Stock" shall mean shares of the Company's Common Stock and Preferred Stock now owned or subsequently acquired by the Founder by gift, purchase, dividend, option exercise or any other means whether or not such securities are only registered in a Founder's name or beneficially or legally owned by Founder, including any interest of a spouse in any of the Co-Sale Stock, whether that interest is asserted pursuant to marital property laws or otherwise. The number of shares of Co-Sale Stock owned by the Founder as of the date hereof are set forth on Exhibit B, which Exhibit may be amended from time to time by the Company

                                       1.

to reflect changes in the number of shares owned by the Founder, but the failure to so amend shall have no effect on such Co-Sale Stock being subject to this Agreement.

          (b) "Common Stock" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon exercise of any option, warrant or other security or right of any kind convertible into or exchangeable for Common Stock.

          (c) "Preferred Stock" shall mean the Company's Preferred Stock and shares of Preferred Stock issued or issuable upon exercise of any option, warrant or other security or right of any kind convertible into or exchangeable for Preferred Stock.

          (d) For the purpose of this Agreement, the term "Transfer" shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Co-Sale Stock.

          (e) "Affiliate" of a person or entity means any person or entity who controls, is controlled by or under common control with such person or entity.

     2.   Transfers by the Founder.

          (a) If the Founder proposes to Transfer any shares of Co-Sale Stock then the Founder shall promptly give written notice (the "Notice") simultaneously to the Company and to each of the Investors at least thirty (30) days prior to the closing of such Transfer. The Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the number of shares of Co-Sale Stock to be transferred, the nature of such Transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the Transfer is being made pursuant to the provisions of Section 3(a), the Notice shall state under which section the Transfer is being made.

          (b) Each Investor shall have the right, exercisable upon written notice to the Founder within fifteen (15) days after the Notice, to participate in such Transfer of Co-Sale Stock on the same terms and conditions. Such notice shall indicate the number of shares of Common Stock and/or Preferred Stock such Investor wishes to sell under his or her right to participate. To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Co-Sale Stock that the Founder may sell in the transaction shall be correspondingly reduced.

          (c) Each Investor may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Co-Sale Stock covered by the Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock (including shares of Preferred Stock on an as converted basis) owned by such Investor at the time of the Transfer and the denominator of which is the total number of shares of Common Stock (including shares of Preferred Stock on an as converted basis) owned by Founder and the Investors at the time of the Transfer.

                                       2.

          (d) Each Investor who elects to participate in the Transfer pursuant to this Section 2 (a "Participant") shall effect its participation in the Transfer by promptly delivering to Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

               (i) the type and number of shares of Common Stock and/or Preferred Stock which such Participant elects to sell; or

               (ii) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in Section 2(d)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

          (e) The stock certificate or certificates that the Participant delivers to Founder pursuant to Section 2(d) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Notice, and the Founder shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the Founder shall not sell to such prospective purchaser or purchasers any Co-Sale Stock unless and until, simultaneously with such sale, the Founder shall purchase such shares or other securities from such Participant on the same terms and conditions specified in the Notice.

          (f) The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more Transfers of Co-Sale Stock made by the Founder shall not adversely affect their rights to participate in subsequent Transfers of Co-Sale Stock subject to Section 2(a).

          (g) If none of the Investors elect to participate in the sale of the Co-Sale Stock subject to the Notice, the Founder may, not later than sixty (60) days following delivery to the Company of the Notice, enter into an agreement providing for the closing of the Transfer of the Co-Sale Stock covered by the Notice within thirty (30) days of such agreement on terms and conditions not more materially favorable to the transferor than those described in the Notice. Any proposed transfer on terms and conditions materially more favorable than those described in the Notice, as well as any subsequent proposed transfer of any of the Co-Sale Stock by Founder, shall again be subject to the co-sale rights of the Investors and shall require compliance by Founder with the procedures described in this Section 2.

     3.   Exempt Transfers.

          (a) Notwithstanding the foregoing, the co-sale rights of the Investors shall not apply to (i) any transfer to the ancestors, descendants or spouse or to trusts for the benefit of such persons or the Founder, (ii) any transfer or transfers by a Founder to another Founder (the "Transferee-Founder") so long as the Transferee-Founder is, at the time of the transfer, employed by or acting as a consultant or director of the Company, (iii) any pledge of Co-Sale

                                       3.

Stock made pursuant to a bona fide loan transaction that creates a mere security interest, (iv) any bona fide gift, or (v) any transfer to an Affiliate; provided that in the event of any transfer made pursuant to one of the exemptions provided above, (A) the Founder shall inform the Investors of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Investors with a written agreement to be bound by and comply with all provisions of Section 2. Except with respect to Co-Sale Stock transferred under clause (i) above (which Co-Sale Stock shall no longer be subject to the co-sale rights of the Investors), such transferred Co-Sale Stock shall remain "Co-Sale Stock" hereunder, and such pledgee, transferee or donee shall be treated as the "Founder" for purposes of this Agreement.

          (b) Notwithstanding the foregoing, the provisions of Section 2 shall not apply to the sale of any Co-Sale Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

          (c) This Agreement is subject to, and shall in no manner limit the right which the Company may have to repurchase securities from the Founder pursuant to (i) a stock restriction agreement or other agreement between the Company and the Founder and (ii) any right of first refusal set forth in the Bylaws of the Company.

     4.   Prohibited Transfers.

          (a) In the event that Founder should Transfer any Co-Sale Stock in contravention of the co-sale rights of each Investor under this Agreement (a "Prohibited Transfer"), each Investor, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Founder shall be bound by the applicable provisions of such option.

          (b) In the event of a Prohibited Transfer, each Investor shall have the right to sell to Founder the type and number of shares of Common Stock equal to the number of shares each Investor would have been entitled to transfer to the purchaser under Section 2(c) hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

               (i) The price per share at which the shares are to be sold to the Founder shall be equal to the price per share paid by the purchaser to the Founder in such Prohibited Transfer. The Founder shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 2.

               (ii) Within ninety (90) days after the date on which an Investor received notice of the Prohibited Transfer or otherwise became aware of the Prohibited Transfer, such Investor shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

               (iii) The Founder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this Section 4(b), pay the aggregate purchase

                                       4.

price therefor and the amount of reimbursable fees and expenses, as specified in
Section 4(b)(i), in cash or by other means acceptable to the Investor.

               (iv) Notwithstanding the foregoing, any attempt by a Founder to transfer Co-Sale Stock in violation of Section 2 hereof shall be voidable at the option of a majority in interest of the Investors if the Investors do not elect to exercise the put option set forth in this Section 4, and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Investors.

     5.   Legend.

          (a) Each certificate representing shares of Co-Sale Stock now or hereafter owned by the Founder or issued to any person in connection with a transfer pursuant to Section 3(a) hereof shall be endorsed with the following legend:

               "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT BY AND BETWEEN THE SHAREHOLDER, THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

          (b) The Founder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

     6.   Miscellaneous.

          (a) Conditions to Exercise of Rights. Exercise of the Investors' rights under this Agreement shall be subject to and conditioned upon, and the Founder and the Company shall use their best efforts to assist each Investor in, compliance with applicable laws.

          (b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Washington as applied to agreements among Washington residents entered into and to be performed entirely within Washington.

          (c) Amendment. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only the Company, (ii) as to the Investors, persons holding more than a majority in interest of the Common Stock (including shares of Preferred Stock on an as converted basis) held by the Investors and their assignees, pursuant to Section 6(d) hereof, and (iii) as to the Founder, only the Founder; provided, that no consent of the Founder shall be necessary for any amendment and/or restatement which includes additional holders of Preferred Stock or other preferred stock of the Company as "Investors" and parties hereto. Any amendment or waiver effected in

                                       5.

accordance with clauses (i), (ii), and (iii) of this Section 6(c) shall be binding upon each Investor, its successors and assigns, the Company and the Founder.

          (d) Assignment of Rights. This Agreement constitutes the entire agreement between the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. Each Investor may transfer or assign its rights hereunder only along with the corresponding shares of Common Stock or Preferred Stock and any purported transfer in violation of the foregoing shall be void and of no effect.

          (e) Term. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

               (i) the date of the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended;

               (ii) the date of the closing of a sale, lease, or other disposition of all or substantially all of the Company's assets or the Company's merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided, that this Section 6(e)(ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company; or

          (f) the date as of which the parties hereto terminate this Agreement by written consent of a majority in interest of the Investors (excluding Vulcan) and a majority in interest of the Founder.

          (g) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

          (h) Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this

                                       6.

Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          (i) Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          (j) Entire Agreement. This Agreement and the Exhibits hereto, along with the Purchase Agreement and each of the Exhibits thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          (k) Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series C Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series C Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "Investor" hereunder.

          (l) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (m) Amendment of Prior Co-Sale Agreement. The Prior Co-Sale Agreement is hereby amended in its entirety herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company, the Founders and the holders of a majority in interest of the Common Stock (on an as converted basis) held by the Investors and their assigns outstanding as of the date of this Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Co-Sale Agreement are hereby waived, released and amended in their entirety and shall have no further force or effect.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

                                       7.

     The foregoing Amended and Restated Co-Sale Agreement is hereby executed as of the date first above written.

                              COMPANY:

                              Mercata, Inc.


                              By: /s/ Tom Van Horn
                                 --------------------------------
                                  Tom Van Horn
                                  President








                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               CO-SALE AGREEMENT

                              FOUNDER:

                              Vulcan Ventures Incorporated



                              By: /s/ William D. Savoy
                                 -------------------------------------
                                  William D. Savoy
                                  Vice President


                              INVESTORS:


                                /s/ William D. Savoy
                              ----------------------------------------
                              William D. Savoy


                                /s/ Bert Kolde
                              ----------------------------------------
                              Bert Kolde


                                /s/ Diane Daggatt
                              ----------------------------------------
                              Diane Daggatt



                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               CO-SALE AGREEMENT

                              INVESTORS(S):

                              Highland Capital Partners IV Limited Partnership
                                   By: Highland Management Partners IV LLC
                                       Its:  General Partner



                                  By: /s/ Daniel Nova
                                     -----------------------------------
                                      Member



                              Highland Entrepreneurs' Fund IV Limited
                              Partnership
                                   By: Highland Management Partners IV LLC
                                       Its:  General Partner



                                  By: /s/ Daniel Nova
                                     -----------------------------------
                                      Member








                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               CO-SALE AGREEMENT

                              INVESTORS(S):

                              Amerindo Technology Growth Fund II, Inc.


                              By:  /s/ Gary A. Tanaka
                                  --------------------------------------
                              Name:   Gary A. Tanaka
                                    ------------------------------------
                              Title:  Director
                                     -----------------------------------

                              Vertex Capital II LLC


                              By:  /s/ [ILLEGIBLE]
                                  --------------------------------------
                              Name: ------------------------------------
                              Title: -----------------------------------

                              Vertex Capital III LLC


                              By:  /s/ [ILLEGIBLE]
                                  --------------------------------------
                              Name:-------------------------------------
                              Title:------------------------------------

                              Sands Brothers/Amerindo Technology Associates LLC


                              By:  /s/ Martin S. Sands
                                  --------------------------------------
                              Name:  Martin S. Sands
                                    ------------------------------------
                              Title:  Manager
                                     -----------------------------------

                              Sands Brothers/Technology Associates Institution
                              LLC


                              By:  /s/ Martin S. Sands
                                  --------------------------------------
                              Name:  Martin S. Sands
                                    ------------------------------------
                              Title:  Manager
                                     -----------------------------------

                              Sands Brothers/Amerindo Technology Offshore
                              Associates LLC


                              By:  /s/ Martin S. Sands
                                  --------------------------------------
                              Name:  Martin S. Sands
                                    ------------------------------------
                              Title:  Manager
                                     -----------------------------------


                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               CO-SALE AGREEMENT

                              Litton Master Trust

                              By:  /s/ Joaquin Garcia-Larrieu
                                  --------------------------------------
                              Name:  Joaquin Garcia-Larrieu
                                    ------------------------------------
                              Title: Attorney-in-Fact
                                    ------------------------------------


                                /s/ James Stableford
                              ------------------------------------------
                              James Stableford


                              Aurora Technology Fund LLC


                              By:   /s/ [ILLEGIBLE]
                                  --------------------------------------
                              Name: ------------------------------------
                              Title: -----------------------------------




                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               CO-SALE AGREEMENT

                              INVESTORS(S):

                              Beagle Limited


                              By: ______________________________________
                              Name: ____________________________________
                              Title: ___________________________________





                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               CO-SALE AGREEMENT

                              INVESTOR(S):

                              Global Retail Partners, L.P.
                                   By: Global Retail Partners, Inc.
                                       Its:  General Partner

                              By:  /s/ Osamu R. Watanabe
                                  --------------------------------------
                              Name:  Osamu R. Watanabe
                                    ------------------------------------
                              Title:  Vice President
                                     -----------------------------------

                              Dlj Diversified Partners, L.P.
                                   By: DLJ Diversified Partners, Inc.
                                       Its:   General Partner

                              By:  /s/ Osamu R. Watanabe
                                  --------------------------------------
                              Name:  Osamu R. Watanabe
                                    ------------------------------------
                              Title:  Vice President
                                     -----------------------------------

                              Dlj Diversified Partners-A, L.P.
                                   By: DLJ Diversified Partners, Inc.
                                       Its:   General Partner

                              By:  /s/ Osamu R. Watanabe
                                  --------------------------------------
                              Name:  Osamu R. Watanabe
                                    ------------------------------------
                              Title:  Vice President
                                     -----------------------------------

                              GRP Partners, L.P.
                                   By: Global Retail Partners, Inc.
                                       Its:  General Partner

                              By:  /s/ Osamu R. Watanabe
                                  --------------------------------------
                              Name:  Osamu R. Watanabe
                                    ------------------------------------
                              Title:  Vice President
                                     -----------------------------------

                              Global Retail Partners Funding, INC.

                              By:  /s/ Osamu R. Watanabe
                                  --------------------------------------
                              Name:  Osamu R. Watanabe
                                    ------------------------------------
                              Title:  Vice President
                                     -----------------------------------


                              DLJ ESC II, L.P.
                                   By: DLJ LBO Plans Management Corporation
                                       Its:   General Partner

                              By:  /s/ Osamu R. Watanabe
                                  --------------------------------------
                              Name:  Osamu R. Watanabe
                                    ------------------------------------
                              Title:  Vice President
                                     -----------------------------------





                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               CO-SALE AGREEMENT

                              INVESTOR(S):

                              Waelinvest

                              By:  /s/ Freddy De Greef
                                  --------------------------------------
                              Name:  Freddy De Greef
                                    ------------------------------------
                              Title: Chief Executive Officer
                                     -----------------------------------




                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               CO-SALE AGREEMENT

                              INVESTOR(S):

                              Watershed Capital I, L.P.

                                   By:  Watershed Capital G.P. I, L.P.
                                        Its General Partner

                                        By:  Watershed Capital G.P. I, L.L.C.
                                             Its General Partner


                              By: __________________________________________
                                  Ralph C. Derrickson
                                  Managing Member






                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               CO-SALE AGREEMENT

                              INVESTOR(S):

                              TWP Mercata Investors


                              By: /s/ David Baylor
                                 --------------------------------
                                 David A. Baylor
                                 Managing Partner







                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               CO-SALE AGREEMENT

                                   Exhibit A

                               LIST OF INVESTORS


Highland Capital Partners IV Limited Partnership

Highland Entrepreneurs' Fund IV Limited Partnership

Amerindo Technology Growth Fund II, Inc. (referred to as "ATGF II in the
                                          Prior Co-Sale Agreement)

Vertex Capital II LLC

Vertex Capital III LLC

Sands Brothers/Amerindo Technology Associates LLC

Sands Brothers/Amerindo Technology Associates Institution LLC

Sands Brothers/Amerindo Technology Offshore Associates LLC

Litton Master Trust

James Stableford

Aurora Technology Fund LLC

Beagle Limited

Global Retail Partners, L.P.

DLJ Diversified Partners, L.P.

DLJ Diversified Partners - A, L.P.

GRP Partners, L.P.

Global Retail Partners Funding, Inc.

DLJ ESC II L.P.

Waelinvest

Watershed Capital I, L.P.

William D. Savoy

Diane H. Daggatt

Bert Kolde

TWP Mercata Investors



                         EXHIBIT A - LIST OF INVESTORS

                                   Exhibit B

                            CO-SALE STOCK OWNERSHIP


Name of Founder                            Co-Sale Stock

Vulcan Ventures Incorporated        1,000,000 shares of Common Stock
                                   14,000,000 shares of Series A Preferred Stock
                                    1,888,000 shares of Series B Preferred Stock
                                      573,145 shares of Series C Preferred Stock



                      EXHIBIT B - CO-SALE STOCK OWNERSHIP